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                                                                   EXHIBIT 10.57

                                SECOND AMENDMENT
                      EXCESS BENEFIT MASTER TRUST AGREEMENT

         THIS AMENDMENT made as of the 3 day of October, 2003 by and between R.
J. Reynolds Tobacco Holdings, Inc. (the "Company") and Wachovia Bank, N.A. (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS; the predecessor to the Company established a trust (the "Trust") under the Excess Benefit Master Trust Agreement dated as of February 5, 1988 and amended and restated as of October 12, 1988, entered into by and between the Company and the Trustee (the "agreement") to provide assets to pay certain benefits for designated executives;

         WHEREAS; the Company is the successor to the original trust settlor, RJR Nabisco, Inc., and Wachovia Bank, N.A. is the successor to Wachovia Bank and Trust Company, N.A.

         WHEREAS, the excess Benefit Master Trust shall continue for the benefit of the remaining participant Mr. Stephen Wilson and Mr. Champion Mitchell.

         NOW; THEREFORE, the parties hereby agree as follows:

         1. R. J. Reynolds Tobacco Holdings, Inc. as successor shall continue in its role as settlor of the Trust and Wachovia Bank, N.A. shall continue as Trustee of the Excess Benefit Master Trust Agreement.

         2. This the 3 day of October, 2003.

                                        R. J. Reynolds Tobacco Holdings, Inc.

                                        s/s Lynn L. Lane
                                        -------------------------------------
                                        By: Lynn L. Lane
                                        Its: Senior Vice President & Treasurer

                                        Wachovia Bank, N.A.

                                        s/s John N. Smith, III
                                        -------------------------------------
                                        By: John N. Smith, III
                                        Its: Senior Vice President & Treasurer